UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 15, 2024
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On May 15, 2024, Open Text Corporation (“OpenText” or the “Company”) and certain of its subsidiaries entered into an amendment (the “Term Loan Amendment”) to the Company's Credit Agreement, dated as of August 25, 2022 (the “Existing Term Loan Credit Agreement”, and as amended, supplemented or otherwise modified as of the effective date of the Term Loan Amendment, including by the Term Loan Amendment, the “Term Loan Credit Agreement”), among the Company, the lenders party thereto, the subsidiary guarantors party thereto and Barclays Bank PLC, as administrative agent and collateral agent.
The Term Loan Amendment reduces the applicable margin by 0.50% and removes the 0.10% SOFR adjustment. Following the Term Loan Amendment, at the Company’s election, loans made under the Term Loan Credit Agreement will bear interest at (i) the Base Rate (as defined in the Term Loan Credit Agreement) plus an applicable margin of 1.25%, (ii) Term SOFR (as defined in the Term Loan Credit Agreement) plus an applicable margin of 2.25% or (iii) Daily Simple SOFR (as defined in the Term Loan Credit Agreement) plus an applicable margin of 2.25%.
The foregoing description of the Term Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Amendment, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The description of the Term Loan Credit Agreement set forth in Item 1.01 above, and the related Exhibit 10.1, concerning the Term Loan Amendment are incorporated herein by reference.
Item  9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description

10.1
Third Amendment to Credit Agreement, dated May 15, 2024, by and among the Company, the guarantors party thereto, Barclays Bank PLC, as administrative agent and collateral agent, and certain financial institution parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

May 15, 2024	By:	/s/ Michael F. Acedo
Michael F. Acedo Executive Vice-President, Chief Legal Officer & Corporate Secretary